Synthesis Energy Systems To Raise $15 Million In Registered Direct Offering

HOUSTON, March 25, 2014 – Synthesis Energy Systems, Inc. (NASDAQ: SYMX) (“Synthesis,” or the “Company”), announced today that it has entered into agreements with certain accredited investors regarding a registered direct placement of 8,333,334 units (the “Units”) at a price of $1.80 per Unit for aggregate gross proceeds of $15,000,000. Each Unit consists of one (1) share of common stock (each, a “Share”), par value $0.01 per share, of the Company (the “Common Stock”) and an associated warrant to purchase one-half of one share of Common Stock (the “Warrants”) with an exercise price of $2.16 per share.

The offering is expected to close on or about March 27, 2014, subject to satisfaction of customary closing conditions.

T.R. Winston & Company, LLC acted as the exclusive placement agent for the offering.

The securities described above are being offered pursuant to a shelf registration statement (File No. 333-187760), which was declared effective by the United States Securities and Exchange Commission (“SEC") on May 9, 2013. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. When filed with the SEC, copies of the prospectus supplement and the accompanying base prospectus relating to this offering may be obtained at the SEC's website at www.sec.gov, or by request at T.R. Winston & Company, LLC, 1999 Avenue of the Stars, 25th Floor, Los Angeles, CA 90067.

About Synthesis Energy Systems, Inc.

Synthesis Energy Systems (SES) is a Houston-based technology company that is focused on bringing cleaner high-value energy to developing countries, from low-grade coal and biomass natural resources, through its proprietary gasification technology. The Company’s proprietary technology, which is licensed on an exclusive basis from the Gas Technology Institute, enables greater fuel flexibility and efficient small-scale operations that are located close to fuel sources. Fuel sources include low-rank, low-cost high ash, high moisture coals, which are typically less costly than higher grade coals; many high quality coal waste products, and biomass feedstocks. For more information, please visit: www.synthesisenergy.com.

SES Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the development stage of SES operating assets; the ability of our ZZ joint venture to effectively operate XE’s methanol plant and produce methanol; the ability of our project with Yima to produce earnings and pay dividends; the ability of SES to complete the final approval process and funding with ZCM for our joint venture and then to develop and expand business in the joint venture territory; our ability to develop the SES power business unit and marketing arrangement with GE and its other business verticals, steel and renewables; our ability to successfully develop the SES licensing business; to reduce operating costs; our limited history, and viability of our technology; commodity prices, and the availability and terms of financing; our ability to obtain the necessary approvals and permits for future projects; our ability to raise additional capital, if any, and our ability to estimate the sufficiency of existing capital resources; the sufficiency of internal controls and procedures; and our results of operations in countries outside of the U.S., where we are continuing to pursue and develop projects. Although SES believes that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

Contact:

MDC Group

Investor Relations:

David Castaneda

Arsen Mugurdumov

414.351.9758

IR@synthesisenergy.com

Media Relations:

Susan Roush

747.222.7012

PR@synthesisenergy.com